UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  September 21, 2006
                                                  ----------------


                         Regatta Capital Partners, Inc.
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             (Exact name of registrant as specified in its chapter)


        Colorado                       0-27609                    84-1391993
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(State or other jurisdiction    (Commission File Number)     (IRS Employer ID #)
     of incorporation)


222 Milwaukee Street, Suite 304, Denver, Colorado                    80206
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  (303) 329-3479
                                                    --------------

                         Monet Entertainment Group, Ltd.
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01         Other Events

On September 21, 2006, the Company decided to terminate the business plan to acquire the outstanding bonds of Regatta Capital, Ltd., and become a business development company. These business plans had been disclosed in the Company's definitive Information Statement filed on June 7, 2006. The Company is re-evaluating its business plans for the future and will timely disclose such plans when finalized.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            REGATTA CAPITAL PARTNERS, INC. fka
                                            MONET ENTERTAINMENT GROUP LTD.
                                            (Registrant)

                                            /s/ Stephen D. Replin
                                            ------------------------------
                                            (Signature) Stephen D. Replin,
                                            Vice-President


Date September 21, 2006